UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2004

BBMF Corporation

(Exact name of registrant as specified in its charter)

0-27989
(Commission File Number)

Nevada (State or other jurisdiction of incorporation)	88-0286466 (I.R.S. Employer Identification No.)

Room 4302, 43rd Floor, China Resources Building
28 Harbour Road, Wan Chai, Hong Kong SAR
(Address of principal executive offices, with zip code)

+852 2116 8509
(Registrant’s telephone number, including area code)

eChex Worldwide Corp.
(Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant

     This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on April 15, 2004 to include financial statements and pro forma financial information referred to in Item 7 below in connection with the Agreement.

Item 5.   Other Events.

     The principal executive offices of the Registrant has changed from 7609 Ralston Road, Arvada, Colorado 80002 to Room 4302, 43rd Floor, China Resources Building, 28 Harbour Road, Wan Chai, Hong Kong SAR. The Registrant’s telephone number has changed from +1 (303) 422-8127 to +852 2116 8509.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b)	Financial Statement and Pro Forma Financial Information.

     Audited financial statements of Kesrich (Hong Kong) Limited as of and for the two years ended December 31, 2003 and December 31, 2002 and the period from April 6, 2001 to December 31, 2003 and April 6, 2001 to December 31, 2002.

     Unaudited pro forma condensed combined balance sheet and statements of operations of the Registrant and Kesrich (Hong Kong) Limited as of the years ended December 31, 2003, December 31, 2002 and the period from April 6, 2001 to December 31, 2001.

(c)	Exhibits.

1.1	Agreement and Plan of Reorganization dated APRIL 1, 2004, among ECWC, BBMF, the BBMF Shareholder and the ECWC Subscribers previously filed as an exhibit to Current Report on Form 8-K filed on April 15, 2004.

1.2	Resignation letters from the directors of ECWC, effective on the Closing Date previously filed as an exhibit to Current Report on Form 8-K filed on April 15, 2004.

1.3	Certificate of Merger merging a wholly owned subsidiary into ECWC pursuant to Title 7, Chapter 92A of the NRS previously filed as an exhibit to Current Report on Form 8-K filed on April 15, 2004.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBMF Corporation
Date: June 15, 2004	By:	/s/ Antony Ren Haw Ip
Antony Ren Haw Ip
President

3

BBMF CORPORATION
FINANCIAL STATEMENTS

CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT
Report on Audited Financial Statements	F-1
FINANCIAL STATEMENTS
Balance Sheets as of December 31, 2003 and December 31, 2002	F-2
Statements of Operations for the year ended December 31, 2003, the period from April 6, 2001 (date of inception) to December 31, 2003 and the period from April 6, 2001 (date of inception) to December 31, 2002
F-3
Statements of Stockholders’ Deficit for the period from April 6, 2001 (date of inception) to December 31, 2003 and the period from April 6, 2001 (date of inception) to December 31, 2002	F- 4
Statements of Cash Flows for the year ended December 31, 2003, the period from April 6, 2001 (date of inception) to December 31, 2003 and the period from April 6, 2001 (date of inception) to December 31, 2002
F-5
Notes to Financial Statements	F-6

4

Report of Independent Auditors

To the Board of Directors of
Kesrich (Hong Kong) Limited
(a development stage entity)

We have audited the accompanying balance sheets of Kesrich (Hong Kong) Limited (the “Company”) (a development stage entity) as of December 31, 2003 and 2002, and the related statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2003, the period from April 6, 2001 (date of inception) to December 31, 2002 and the period from April 6, 2001 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002 and the results of its operations and cash flows for the year ended December 31, 2003, the period from April 6, 2001 (date of inception) to December 31, 2002 and the period from April 6, 2001 (date of inception) to December 31, 2003, in conformity with generally accepted accounting principles in the United States of America.

BDO McCabe Lo & Company

Hong Kong, April 28, 2004

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Balance Sheets

(Expressed in US Dollars)

	December 31,	December 31,
	2003	2002
ASSETS

Current assets
Cash and cash equivalents	$1,333,385	$—
Prepaid expenses	8,720	—
Amount due from holding company (Note 3)	24,045	—

Total current assets	1,336,150	—
Equipment, net (Note 4)	30,297	—

Total assets	$1,396,447	$—

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accrued expenses	$38,449	$1,218
Other payables	78,252	—
Loan from a related company (Note 3)	1,478,927	—

Total current liabilities	1,595,628	1,218

Stockholders’ deficit
Common stock, par value $0.1282 per share; 10,000 shares authorized; 2 shares issued and paid up	—	—
Accumulated losses	(199,181)	(1,218)

Total stockholders’ deficit	(199,181)	(1,218)

Total liabilities and stockholders’ deficit	$1,396,447	$—

See accompanying notes to financial statements.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Statements of Operations

(Expressed in US Dollars)

		Period from	Period from
		April 6, 2001	April 6, 2001
	Year ended	(date of	(date of
	December 31,	inception) to	inception) to
	2003	December 31, 2002	December 31, 2003
Net sales	$—	$—	$—

Cost of sales	—	—	—

Gross profit	—	—	—

General and administrative expenses	(197,997)	(1,218)	(199,215)

Operating loss	(197,997)	(1,218)	(199,215)

Interest income	34	—	34

Loss before income taxes	(197,963)	(1,218)	(199,181)

Provision for income taxes (Note 5)	—	—	—

Net loss	$(197,963)	$(1,218)	$(199,181)

See accompanying notes to financial statements.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Statements of Stockholders’ Deficit

(Expressed in US Dollars)

	Common stock
	Number			Total
	of shares		Accumulated	shareholders'
	issued	Amount	losses	deficit
Balance, April 6, 2001	—	$—	$—	$—

Issuance of common stock to stockholders	2	—	—	—

Net loss for the period	—	—	(1,218)	(1,218)

Balance, December 31, 2002	2	—	(1,218)	(1,218)

Net loss for the year	—	—	(197,963)	(197,963)

Balance, December 31, 2003	2	$—	$(199,181)	$(199,181)

See accompanying notes to financial statements.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Statements of Cash Flows

(Expressed in US Dollars)

		Period from	Period from
		April 6, 2001	April 6, 2001
		(date of	(date of
	Year ended	inception) to	inception) to
	December 31,	December 31,	December 31,
	2003	2002	2003
Cash flows from operating activities
Net loss	$(197,963)	$(1,218)	$(199,181)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of equipment	10,098	—	10,098
Changes in:
Prepaid expenses	(8,720)	—	(8,720)
Amount due from holding company	(24,045)	—	(24,045)
Accrued expenses	37,231	1,218	38,449
Other payables	78,252	—	78,252

Net cash used in operating activities	(105,147)	—	(105,147)

Cash flows from investing activities
Acquisition of equipment	(40,395)	—	(40,395)

Net cash used in investing activities	(40,395)	—	(40,395)

Cash flows from financing activities
Loan from a related company	1,478,927	—	1,478,927

Net cash provided by financing activities	1,478,927	—	1,478,927

Net increase in cash and cash equivalents	1,333,385	—	1,333,385

Cash and cash equivalents at beginning of year/period	—	—	—

Cash and cash equivalents at end of year/period	$1,333,385	$—	$1,333,385

See accompanying notes to financial statements.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

NOTE 1 — ORGANIZATION AND DESCRIPTION OF BUSINESS

Kesrich (Hong Kong) Limited (the “Company”) was incorporated in Hong Kong as a limited liability company on April 6, 2001 and was jointly owned by two British Virgin Islands (“BVI”) corporation. The principal activities are development and distribution of mobile games and other mobile applications to Asia and the rest of the world.

As of December 31, 2003, the Company was in its pre-operating stage and has not commenced operations. The general and administrative expenses incurred during the development stage mainly represent recruitment and salary expenses, traveling and marketing for business development.

Pursuant to a special resolution on March 9, 2004 and with the approval of the Hong Kong Registrar of Companies on March 19, 2004, the name of the Company was changed from Kesrich Limited to Kesrich (Hong Kong) Limited.

NOTE 2 — SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Foreign Currency Translation and Transactions

The financial statements of the Company are presented in U.S. dollars. The functional currency of the company is Hong Kong dollars, the exchange rate of which has been fixed to the U.S. dollar at approximately HK$7.80 to US$1.00. There is, however, no assurance that this rate will continue indefinitely.

Foreign currency transactions during the year are translated into the Company’s denominated currency at the exchange rate ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the statement of operations. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into the Company’s denominated currency at year-end exchange rates. All exchange differences are dealt with in the statement of operations. Due to the stability of the exchange rates, there were no material translation adjustment.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

NOTE 2 — SUMMARY OF IMPORTANT ACCOUNTING POLICIES — Continued

Long-lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company measures fair value based on quoted market prices or based on discounted estimates of future cash flows.

Equipment and Depreciation

Equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

Estimated useful
life (in years)
Furniture and fixtures, computer and equipment	4

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Advertising Costs

All advertising costs incurred in the promotion of the Company are expensed as incurred. Advertising expenses were US$5,660 and US$Nil for the year ended December 31, 2003 and period ended December 31, 2002 respectively.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes” (“SFAS 109”). Under SFAS 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

NOTE 2 — SUMMARY OF IMPORTANT ACCOUNTING POLICIES — Continued

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of New Accounting Pronouncements

In January 2003, the FASB issued FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (“FIN 46”). FIN 46 explains how to identify variable interest entities and how an enterprise assesses its interests in a variable interest entity to decide whether to consolidate that entity. This Interpretation requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among parties involved. FIN 46 is applicable immediately for variable interest entities created after January 31, 2003. For variable interest entities created prior to January 31, 2003, the provisions of FIN 46 are applicable no later than July 1, 2003. The adoption of FIN 46 will not have a material impact on the Company’s financial position or results of operation.

On May 15, 2003, the FASB issued SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following freestanding instruments: mandatorily redeemable instruments, financial instruments to repurchase an entity’s own equity instruments and financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 is effective for periods beginning after June 15, 2003.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

NOTE 3 — RELATED PARTIES

A related party is an entity that can control or significantly influence the management or operating policies of another entity to the extent of the entities may be prevented from pursuing its own interests. A related party may also be any party the entity deals with that can exercise that control.

Amount Due from Holding Company

As of December 31, 2003, the amount represents cash advance to holding company. The amount due from the holding company does not bear any interest and does not have clearly defined terms of repayment.

Loan from A Related Company

As of December 31, 2003, loan from a related company represented the funds received from a BVI company with common director of the Company. The amount does not bear any interest and does not have clearly defined terms of repayment.

NOTE 4 — EQUIPMENT, NET

	December 31,	December 31,
	2003	2002
Furniture and fixtures	$5,896	$—
Computer	25,685	—
Equipment	8,814	—

	40,395	—
Less: Accumulated depreciation	(10,098)	—

	$30,297	$—

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

NOTE 5 — INCOME TAXES

At December 31, 2003, the Company had no tax losses carried forward as the Company has not commenced operations and all the expenses incurred in the pre-operating stage were not tax deductible.

A reconciliation of theoretical tax benefit, assuming all income is taxed at the statutory rate applicable to the income of companies in Hong Kong of 17.5% (2002: 16%), and the actual tax benefit, is as follows:

		Period from	Period from
		April 6, 2001	April 6, 2001
		(date of	(date of
	Year ended	inception) to	inception) to
	December 31,	December 31,	December 31,
	2003	2002	2003
Loss before income taxes, as reported in the statement of operations	$(197,963)	$(1,218)	$(199,181)

Statutory tax rate in Hong Kong	17.5%	16.0%	16–17.5%

Theoretical tax benefit	(34,644)	(195)	(34,839)
Tax losses not eligible for carry forward	34,644	195	34,839

Actual income taxes	$—	$—	$—

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.

NOTE 6 — SUBSEQUENT EVENTS

By an ordinary resolution passed on February 2, 2004, the issued common stock of the Company was increased from $0.2564 to $1,282 by the issue of 9,998 common stocks of $0.1282 each for cash at par. The stocks were issued for the purpose of providing additional working capital to the Company.

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

BBMF CORPORATION
PRO FORMA COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

CONTENTS

Page
FINANCIAL STATEMENTS
Pro Forma Condensed Combined Balance Sheet as of the years ended December 31, 2003, December 31, 2002 and the period from April 6, 2001 to December 31, 2001	F-12
Pro Forma Condensed Statement of Operations as of the years ended December 31, 2003, December 31, 2002 and the period from April 6, 2001 to December 31, 2001	F-14
Notes to Pro Forma Condensed Consolidated Financial Statements	F-15

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

Proforma Condensed Consolidated Balance Sheet (a)

(Expressed in US Dollars)

	Historical		Pro - Forma		Historical		Pro - Forma		Historical		Pro - Forma
	Year Ended December 31,2003				Year Ended December 31,2002				Year Ended December 31,2001
	BBMF (c)	KESRICH	ADJ.	TOTAL	BBMF (c)	KESRICH	ADJ.	TOTAL	BBMF (c)	KESRICH	ADJ.	TOTAL
ASSETS
Current Assets
Cash and cash equivalents		1,333,385		1,333,385				—	52,383	—		52,383
Restricted cash				—	513,734			513,734
Account Receivable				—					57,457	—		57,457
Inventory				—					88,932	—		88,932
Assets from discontinued operations				—	5,597			5,597
Prepaid expenses				8,720								40,569
Good Will (d)		8,720	625,000	625,000			625,000	625,000	40,569	—	625,000	625,000
Amount due from related company		24,045		24,045	—			—

Total current assets		1,366,150		1,991,150	519,331		625,0000	1,144,331	239,341	—	625,000	864,341
PROPERTY & EQUIPMENT		30,297		30,297	—			—	342,275	—		342,275

OTHER ASSETS
Investment available for sale					—			—	150,000	—		150,000
Deferred charges									—	—		—
Deposits									43,023	—		43,023

	—	—		—	—			—
Total other assets									193,023	—		193,023
Total Assets		1,396,447		$2,021,447	1,144,331			1,144,331	1,399,639	—		1,399,639

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable									1,284,859			1,284,859
Accrued Expenses		38,449		38,449		1,218		1,218	1,182,437			1,182,437
Other payable		78,252		78,252
Loan from related company		1,478,927		1,478,927
Lines of credit				—					52,299			52,299
Unearned revenue				—					67,801			67,801
Current portion of long-term liabilities				—					2,201,456			2,201,456
Liabilities from discontinued operations				—	5,726,814			5,726,814
					—			—

Total current liabilities		1,595,628		1,595,628	5,726,814	1,218		5,728,032	4,788,852			4,788,852

	Historical		Pro - Forma		Historical		Pro - Forma		Historical		Pro - Forma
	Year Ended December 31,2003				Year Ended December 31,2002				Year Ended December 31,2001
	BBMF (c)	KESRICH	ADJ.	TOTAL	BBMF (c)	KESRICH	ADJ.	TOTAL	BBMF (c)	KESRICH	ADJ.	TOTAL
LONG-TERM LIABILITIES
Notes payable									2,111,497			2,111,497
Notes payable — related party									75,000			75,000
Convertible debentures									603,530			603,530
Capital lease obligations									14,959			14,959
Less current portion									(2,201,456)			(2,201,456)

Total long-term liabilities		—		—	—			—	603,530			603,530
TOTAL LIABILITIES		1,595,628		1,595,628	5,726,814			5,728,032	5,392,382			5,392,382
Stockholders’ deficit
Common stock, 75,000,000 shares of $0.001 par value authorized; 20,268,668 & 20,008,668 shares issued and outstanding; Preferred stock, 25,000,000 shares authorized and nil outstanding (d)	21,269			21,269	20,009			20,009	63,556			63,556
Additional paid-in capital	603,731			603,731	6,815,832			6,815,832	6,772,285			6,772,285
Accumulated losses brought forward	—	(199,181)		(199,181)	(11,418,324)	(1,218)		(11,419,542)	(10,828,584)			(10,828,584)

Total stockholders’ deficit		(199,181)		425,819	(4,582,483)	(1,218)		(4,583,701)	(3,992,743)			(3,992,743)
Total liabilities and stockholders equity	625,000	1,396,447		2,021,447	1,144,331	—		1,144,331	1,399,639			1,399,639

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)

Proforma Condensed Consolidation Statement of Operation (b)

	Historical		Pro-Forma		Historical		Pro-Forma		Historical		Pro-Forma
	Year Ended December 31,2003				Year Ended December 31,2002				Year Ended December 31,2001
(Expressed in US Dollars)	BBMF	KESRICH	ADJ.	TOTAL	BBMF	KESRICH	ADJ.	TOTAL	BBMF	KESRICH	ADJ.	TOTAL

Revenue	$—	—		—					—	—		—
Selling, general and administrative expenses	(76,266)	(197,997)		(274,263)	—	(1,218)		(1,218)	—	—		—

Operating Loss	(76,266)	(197,997)		(274,263)	—	(1,218)		(1,218)	—	—		—
Miscellaneous Income	2,514			2,514	—				—	—		—
Interest Income	4,352	34		4,386	—

	6,866	34		6,900
Net loss from continuing operations before income taxes	(69,400)	(197,963)		(267,363)	—				—			—
Gain (loss) from discontinued operations (net of income tax benefit of $0)	—				(1,043,819)			(1,043,819)	(3,638,284)	—		(3,638,284)
Gain (loss) from disposal (net income tax payable of $0)	(209,851)	—		(209,851)	454,079			454,079

Total gain (loss) from Discontinued Operations	(209,851)	—		(209,851)	(589,740)	—		(589,740)	(3,638,284)	—		(3,638,284)
Net Loss	(279,251)	(197,963)		(477,214)	(589,740)	(1,218)		(590,958)	(3,638,284)	—		(3,638,284)

Kesrich (Hong Kong) Limited
(Formerly known as Kesrich Limited)
(a development stage entity)

Notes To Financial Statements

(Expressed in US Dollars)
NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) Pro-forma financial positions as of December 31, 2003, December 31, 2002 and December 31, 2001 are presented as if BBMF Group Inc (“BBMF Group”) and eChex Worldwide Corp. (“ECWC”) were combined at December 31, 2003, December 31, 2002 and December 31, 2001.

(b) Pro-forma operating results are presented as if BBMF Group and ECWC were combined at December 31, 2003, December 31, 2002 and December 31, 2001.

(c) On February 2nd, 2004, 9,998 shares of common stock in Kesrich (Hong Kong) Limited (“Kesrich”) were issued to BBMF Group for a nil consideration. Following the transaction, Kesrich becomes 99.98%-owned subsidiary of BBMF Group.

Following its inception on January 27, 2004, BBMF Group has been a holding company for Kesrich with no other operating activities.

(d) According to the terms of Agreement and Plan of Reorganization by and between ECWC and shareholders of BBMF Group dated April 1st 2004, BBMF Group will issue 100 shares of stock and to pay $625,000 in cash for 20,000,000 shares of ECWC. As a result of the merger, the former owners of BBMF Group will hold a majority interest in the combined entity.

Generally accepted accounting principles require in certain circumstances that a company whose shareholders retain the majority voting interest in the combined business to be treated as the acquirer for financial reporting purposes. Accordingly, the merger will be accounted for as a “reverse merger” whereby BBMF is deemed to have purchased ECWC. However, ECWC remains the legal entity and the Registrant for Security and Exchange Commission reporting purposes. ECWC has since changed its name to BBMF Corporation.

To reflect the excess of acquisition cost over the estimated fair value of net assets acquired. The fair value of the net assets acquired is based upon a value of $0.0 per share, the book value of ECWC as of April 1, 2004. The purchase price, purchase-price allocation, and financing of the transaction are summarized as follows:

Consideration paid as:

Common stock deemed to be issued	US$0	(20,000,000	shares)*
Cash		625,000
Allocated to historical book value/fair value of ECWC’s assets and liabilities
		-0-

Excess purchase price over allocation to identifiable assets and liabilities (goodwill)	US$	625,000

*	250,000 shares of the 268,668 shares outstanding as of the date of the Agreement and Plan of Reorganization were owned by ECWC’s creditors according to its bankruptcy settlements with the courts. The remaining shares are held by other public shareholders. There has been no trading activity as of the date of the merger.

This acquisition will be accounted for in accordance to FAS 141, Business Combinations, and FAS 142, Goodwill and other Intangible Assets. Therefore, the pro-forma financial statements reflect this combination in accordance with these statements.

In accordance with terms of the acquisition, shareholders of BBMF Group would transfer US$625,000 to ECWC, this amount would be disbursed to the original owners of ECWC. US$625,000 has been financed by equity contributions from stockholders of BBMF Group.